Segment Information	12 Months Ended
Dec. 31, 2024
Disclosure of operating segments [abstract]
Segment Information
7.
Segment information

The Company’s reportable segments are organized by business line and are comprised of four reportable segments: liquor retail, cannabis retail, cannabis operations, and investments.

Liquor retail includes the sale of wines, beers and spirits through owned liquor stores. Cannabis retail includes the private sale of adult-use cannabis products and accessories through corporate-owned and franchised retail cannabis stores. Cannabis operations include the cultivation, distribution and sale of cannabis for the adult-use and medical markets domestically and for export, and providing proprietary cannabis processing services, in addition to product development, manufacturing, and commercialization of cannabis consumer packaged goods. Investments include the deployment of capital to investment opportunities. Certain eliminations and overhead expenses not directly attributable to any operating segment are reported as “Corporate”.

	Liquor Retail	Cannabis Retail	Cannabis Operations	Investments (1)	Corporate	Total
As at December 31, 2024
Total assets	326,061	195,823	230,021	577,522	19,815	1,349,242
Year ended December 31, 2024
Net revenue (2)	555,259	311,689	109,470	—	(55,970)	920,448
Gross profit	139,706	78,827	21,798	—	—	240,331
Operating income (loss)	34,781	(1,742)	2,663	(50,013)	(89,500)	(103,811)
Earnings (loss) before income tax	30,665	(5,250)	2,105	(50,588)	(82,541)	(105,609)
(1)
Total assets include cash and cash equivalents.
(2)
The Company has eliminated $56.0 million for the year ended December 31, 2024 of cannabis operations revenue and equal cost of sales associated with sales to provincial boards that are expected to be subsequently repurchased by the Company’s licensed retail subsidiaries for resale, at which point the full retail sales revenue will be recognized. The elimination was recorded in the Corporate segment.

	Liquor Retail	Cannabis Retail	Cannabis Operations	Investments (1)	Corporate	Total
As at December 31, 2023
Total assets	320,239	206,988	208,295	717,751	19,891	1,473,164
Year ended December 31, 2023
Net revenue (2)	578,895	289,980	87,071	—	(46,940)	909,006
Gross profit	137,286	73,690	(20,561)	—	—	190,415
Operating income (loss)	24,655	4,840	(112,744)	11,746	(91,668)	(163,171)
Earnings (loss) before income tax	19,190	1,310	(112,159)	8,429	(88,786)	(172,016)
(1)
Total assets include cash and cash equivalents.
(2)
The Company has eliminated $46.9 million for the year ended December 31, 2023 of cannabis operations revenue and equal cost of sales associated with sales to provincial boards that are expected to be subsequently repurchased by the Company’s licensed retail subsidiaries for resale, at which point the full retail sales revenue will be recognized. The elimination was recorded in the Corporate segment.

Geographical disclosure

As at December 31, 2024, the Company had non-current assets related to credit investments in the United States of $413.1 million (December 31, 2023 — $538.3 million). For the year ended December 31, 2024, share of profit of equity-accounted investees related to investment credit operations in the United States was a loss of $65.5 million (year ended December 31, 2023 — gain of $6.8 million). All other non-current assets relate to operations in Canada and revenues from external customers relate to operations in Canada.